                                                                     EXHIBIT 3.1


                          CERTIFICATE OF INCORPORATION

                                       OF

                                  CONAGRA, INC.

         The undersigned, a natural person of the age of 21 years or more, acting as an incorporator of a corporation under the General Corporation Law of the State of Delaware, adopts the following Articles of Incorporation for such corporation:

                                    ARTICLE I

                                      NAME

         The name of the Corporation shall be ConAgra, Inc.

                                   ARTICLE II

                          INITIAL REGISTERED OFFICE AND
                            INITIAL REGISTERED AGENT

         The street address of the initial registered office of the Corporation is 100 West 10th Street, Wilmington, County of New Castle, Delaware 19801. The name of its initial registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

                                    PURPOSES

         The general nature of the business and the objects and purposes proposed to be transacted, promoted and carried on by the Corporation are to do any and all of the things herein mentioned as fully and to the same extent as natural persons might or could do and in any part of the world, including:

         (a) To manufacture, purchase, acquire, prepare, produce, own, hold, store, process, prepare for market, preserve, package, deal in, trade in, sell, distribute, mortgage, pledge and dispose of flour, feed grain, agricultural products, articles manufactured from agricultural products, and any articles, materials, ingredients, goods, wares, merchandise, products, machinery, equipment and property related or incidental thereto or useful, necessary or convenient in connection therewith.

         (b) To operate factories, warehouses, elevators, and other buildings for manufacturing, buying, selling, handling, and storing flour, feed grain, agricultural products and articles manufactured from agricultural products, to conduct a public warehouse business, and to engage in, carry on, or otherwise conduct, or employ others to conduct, general research or investigation for the development of new or improved products or by-products and the use of such products or by-products as food, and for improving the ease or efficiency of the products, operations and procedures of the Corporation or for other purposes.

         (c) To promote, institute, enter into, conduct, perform, assist or participate in every kind of commercial, agricultural, mercantile, manufacturing, mining or industrial enterprise, business, work,

                                                                     EXHIBIT 3.1


contract, undertaking, venture and operation in any part of the world and, for any such purpose, to purchase, lease and otherwise acquire, take over, hold, sell, liquidate and otherwise dispose of the real estate, crops, livestock, plants, equipment, inventory, merchandise, materials, stock, good will, rights, franchises, concessions, patents, trademarks and trade names and other properties of the corporations, associations, partnerships, firms, trustees, syndicates, ventures, combinations, organizations and other entities located in or organized under the laws of any part of the world; to continue, alter, exchange and develop their business, assume their liabilities, guarantee or become surety for the performance of their obligations, reorganize their capital and participate in any way in their affairs, and to take over, as a going concern and to continue in its own name, any business so acquired, all in accordance with and to the extent permitted by law.

         (d) To borrow or raise moneys for any of the purposes of the Corporation and, from time to time, without limit as to amount, to draw, make, accept, endorse, execute, issue, and grant promissory notes, drafts, bills of exchange, warrants, options, bonds, debentures, and other negotiable or non-negotiable instruments, evidences of indebtedness and agreements; to secure the payment thereof and of the interest thereon and the performance thereof by mortgage upon, or pledge, conveyance, or assignment in trust of, the whole or any part of the assets of the Corporation, whether at the time owned or thereafter acquired; and to sell, pledge, or otherwise dispose of such securities or other obligations of the Corporation for its corporate purposes.

         (e) To guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of indebtedness created by any other corporation or corporations of the State of Delaware or any other state, country, nation or government and, while the owner of said stock, to exercise all the rights, powers, and privileges of ownership, including the right to vote thereon.

         (f) To pay for any property, securities, rights or interests acquired by this Corporation in cash or other property, rights or interests held by this Corporation, or by issuing and delivering in exchange therefor its own property, stock, shares, bonds, debentures, notes, warrants for stock, certificates of indebtedness or other obligations or securities howsoever evidenced.

         (g) To carry on all or any part of its business objects or purposes as principal, factor, agent, contractor or otherwise, either alone or as a member of, or associated with any corporation, association, partnership, firm, trustee, syndicate, individual, combination, organization, joint venture or entity in any part of the world.

         (h) In carrying on its business and for the purpose of furthering its objects and purposes, to enter into and perform agreements and contracts of any nature with any government, state, territory, district, municipality, political or governmental division or subdivision, body politic, corporation, association, partnership, firm, trustee, syndicate, individual, combination, organization or entity whatsoever.

         (i) To have one or more offices, to carry on all or any of its operations and business and, without restriction or limit as to amount, to purchase or otherwise acquire, hold, own, mortgage, sell, convey or otherwise dispose of real and personal property of every class and description in any of the States, Districts, Territories or Colonies of the United States, and in any and all foreign countries, subject to the laws of any such State, District, Territory, Colony or Country.

         It is the intention that the objects and purposes specified in the foregoing clauses of this Article shall not be in any wise limited or restricted by reference to or inference from the terms of any other

                                                                     EXHIBIT 3.1


clause of this or any other Articles in these Articles of Incorporation, but that the objects and purposes specified in each of the clauses of this Article shall be regarded as independent objects and purposes. It is also the intention that said clauses be constructed both as purposes and powers; and generally, that the corporation shall be authorized to exercise and enjoy all other powers, rights, and privileges granted to or conferred upon a corporation of this character by the laws of the State of Delaware, and the enumeration of certain powers as herein specified is not intended as exclusive of or as waiver of any of the powers, rights or privileges granted or conferred by the laws of said State, now or hereinafter in force.

                                   ARTICLE IV

                                AUTHORIZED SHARES

         The capital stock of said corporation shall be Thirty-two Million, Five Hundred Thousand Dollars ($32,500,000) divided into five million (5,000,000) shares of common stock of a par value of Five Dollars ($5) per share, and one hundred and fifty thousand (150,000) shares of Class B preferred stock of a par value of Fifty Dollars ($50) per share.

         The Class B preferred shares of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class B as determined by the Board of Directors: (a) The rate of dividend; (b) Whether the shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption; (c) The amount payable upon shares in event of voluntary or involuntary liquidation; (d) Sinking fund provisions, if any, for the redemption or purchase of shares; (e) The terms and conditions, if any, on which shares may be converted.

         No transfer of stock of this Corporation shall be operative until entered upon the books of the Corporation.

                                    ARTICLE V

                                 INDEMNIFICATION

         The Corporation shall, to the extent required, and may, to the extent permitted, by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify and reimburse all persons whom it may indemnify and reimburse pursuant thereto. Notwithstanding the foregoing, the indemnification provided for in this Article V shall not be deemed exclusive of any other rights to which those entitled to receive indemnification or reimbursement hereunder may be entitled under any By-Law of this corporation, agreement, vote or consent of stockholders or disinterested directors or otherwise.

                                   ARTICLE VI

                                    DURATION

         The Corporation shall have perpetual existence.

                                                                     EXHIBIT 3.1

                                   ARTICLE VII

                                     POWERS

         The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by the statutes of the State of Delaware.

         (a) The affairs of this Corporation shall be conducted by a Board of Directors. The number of Directors of the Corporation, not less than three, shall be fixed from time to time by the By-Laws. The Directors are to be elected by the Stockholders, such election to take place at such time and to be conducted in such manner as shall be prescribed by the By-Laws of this Corporation.

         (b) The books of the Corporation may be kept within or without the State of Delaware at such place or places as may be designated from time to time by the Board of Directors.

         (c) The Board of Directors may make, alter or repeal the By-Laws of the Corporation except as otherwise provided therein.

         (d) The Board of Directors may authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation, may hold meetings outside the State of Delaware, may declare and pay stock dividends, and may set apart out of any funds of the Corporation available for dividends a reserve or reserves for any proper purpose or to abolish any such reserves in the manner in which it was created.

         (e) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon it, the Board of Directors is hereby empowered to exercise all such powers and to do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statues of Delaware, of this certificate of incorporation and of any By-Laws from time to time made by the stockholders; provided, however, that no By-Laws so made shall invalidate any prior act of the Board of Directors which would have been valid if such By-Laws had not been made.

                                  ARTICLE VIII

                            MEETINGS OF STOCKHOLDERS

         The time for holding meetings of Stockholders for the election of a Board of Directors and for holding any special meetings of the Stockholders shall be as provided for by the By-Laws adopted by the Board of Directors.

                                   ARTICLE IX

                                    AMENDMENT

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon Stockholders herein are granted subject to this reservation.

                                                                     EXHIBIT 3.1


                                    ARTICLE X

                              INTERESTED DIRECTORS

         No contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

         (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the Shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE XI

                                PRIVATE PROPERTY

         The private property of the Stockholders shall not be subject to the payment of corporation debts to any extent whatsoever.

                                   ARTICLE XII

                                  INCORPORATOR

         The name and address of the incorporator is:

         Claude I. Carter                     1705 North 102nd Avenue
                                              Omaha, Nebraska 68114

                                  ARTICLE XIII

                           INITIAL BOARD OF DIRECTORS

         The name and mailing address of the persons who are to serve as directors until the first annual meeting of stockholders, or until their successors are elected and qualify, are as follows:

         Ralph T. Birdsey                     %Clayton Brokerage
                                              400 Colony Square
                                              Suite 1130
                                              1201 Peachtree Street
                                              Atlanta, Georgia 30361

         L.D. McGehee                         1302 Hodges Avenue
                                              Ruston, Louisiana 71270

         Claude I. Carter                     1705 North 102nd Street
                                              Omaha, Nebraska 68114

                                                                     EXHIBIT 3.1


         Robert B. Daugherty                  400 North Elmwood Road
                                              Omaha, Nebraska 68132

         James B. Cooper                      Route 3
                                              Marshalltown, Iowa 50158

         Lewis H. Durland                     P.O. Box 550
                                              Terrace Hill
                                              Ithaca, New York 14850

         Roy H. Park                          % Park Broadcasting, Inc.
                                              Box 550
                                              Terrace Hill
                                              Ithaca, New York 14850

         Charles M. Harper                    6105 Lamplighter Drive
                                              Omaha, Nebraska 68152

         Dated this 2nd day of December, 1975.

                                         /s/ CLAUDE I. CARTER
                                         --------------------------
                                         Claude I. Carter, Incorporator

                                                                     EXHIBIT 3.1


                       CERTIFICATE OF OWNERSHIP AND MERGER
                              MERGING CONAGRA, INC.
                             A NEBRASKA CORPORATION
                               INTO CONAGRA, INC.
                             A DELAWARE CORPORATION

                      ------------------------------------

         Pursuant to Section 253 of the General Corporation Law of the State of Delaware, ConAgra, Inc., a corporation organized and existing under the laws of the State of Nebraska, does hereby certify:

         FIRST: ConAgra, Inc., a Nebraska corporation, was incorporated pursuant to the Business Corporation Act of the State of Nebraska, the provisions of which permit the merger of a corporation of another state into a corporation organized and existing under the laws of this state.

         SECOND: ConAgra, Inc., a Nebraska corporation, owns all of the outstanding shares of the stock of ConAgra, Inc., a corporation organized and existing under the laws of the State of Delaware incorporated on December 5, 1975, pursuant to the General Corporation Law of this State.

         THIRD: ConAgra, Inc., a Nebraska corporation, by a resolution of its Board of Directors duly adopted as of the 15th day of December, 1975, determined to merge itself into said ConAgra, Inc., a Delaware corporation, which resolution is in the following words:

         "WHEREAS, the stockholders of the company have approved the Plan and Agreement of Merger by which the company's state of incorporation would be changed from Nebraska to Delaware, which Plan and Agreement of Merger was presented to the stockholders at their annual meeting on October 28, 1975, and

         "WHEREAS, the Board of Directors have determined that the necessary steps should be taken in order that the merger can be effectuated on January 12, 1976,

         "BE IT RESOLVED, that the officers of the company are authorized and directed to take all action and execute all documents necessary in order to carry out the terms and conditions of the Plan and Agreement of Merger between ConAgra, Inc., a Nebraska corporation, and ConAgra, Inc., a Delaware corporation, in such a manner that the merger will become effective on January 12, 1976, and

         "BE IT FURTHER RESOLVED, that upon the effective date of the merger each of the issued and outstanding shares of capital stock of the Nebraska corporation and all rights in respect thereof shall be converted into one fully paid and nonassessable share of capital stock of the Delaware corporation and each certificate nominally representing shares of the capital stock of the Nebraska corporation shall for all purposes be deemed to evidence the ownership of a like number of shares of capital stock of the Delaware corporation."

         FOURTH: The proposed merger was submitted to the shareholders of the undersigned corporation at an annual meeting of shareholders held on October 28, 1975, and at that meeting more than two-thirds of the outstanding stock of the undersigned corporation entitled to vote on the merger voted in favor of the same and that such meeting was held after twenty days notice to shareholders of the purpose of the meeting mailed to each such shareholder at his address as the same appeared on the records of the corporation. At the time of the meeting, there were outstanding 3,411,165 shares of capital stock of the

                                                                     EXHIBIT 3.1


company entitled to vote on the merger and that the following number of shares voted in favor of the merger: 2,462,572. The following number of shares voted against the merger: 187,896.07. The following number of shares abstained:
203,828.

         FIFTH: This merger shall become effective on January 12, 1976, or the date of filing of this Certificate, whichever shall occur later.

         IN WITNESS WHEREOF, said ConAgra, Inc., a Nebraska corporation, has caused this Certificate to be signed by its President and its Secretary this 19th day of December, 1975.

                                         ConAgra, Inc., a Nebraska corporation

                                         By  /s/ CLAUDE I. CARTER
                                             ----------------------------------
                                                 Claude I. Carter, President

                           Attest:       By  /s/ J. W. GOODRICH
                                             ----------------------------------
                                                 J.W. Goodrich, Secretary

                                                                     EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT

                         TO CERTIFICATE OF INCORPORATION

                           --------------------------

         Pursuant to Section 242 of the General Corporation Law of the State of Delaware, ConAgra, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

         FIRST: The Certificate of Incorporation for ConAgra, Inc. was filed in the office of the Delaware Secretary of State on December 5, 1975.

         SECOND: At a special meeting of stockholders of the company, held on May 24, 1976, an amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law; the amendment so adopted is set forth on Exhibit "A" attached hereto and made a part hereof.

         IN WITNESS WHEREOF, said ConAgra, Inc., a Delaware corporation, has caused this Certificate to be signed by its President and its Secretary this 24th day of May, 1976.

                                         CONAGRA, INC., A Delaware Corporation

                                         By  /s/ C. M. HARPER
                                            -----------------------------------
                                                 C.M. Harper, President

Attest:

By /s/ J.W. GOODRICH
   --------------------------------
       J.W. Goodrich, Secretary

                                                                     EXHIBIT 3.1

                                   EXHIBIT "A"

                                   ARTICLE XIV

                            Additional Voting Rights

         "A. Except as otherwise expressly provided in Paragraph B of this
Article XIV:

         (i) any merger or consolidation of the Corporation with or into any other corporation;

         (ii) any sale, lease, exchange, or other disposition of all or any substantial part of the assets of the Corporation to or with any other corporation, person or other entity; or

         (iii) the issuance or transfer of any securities of the Corporation to any other corporation, person or other entity in exchange for assets, securities or cash or a combination thereof; shall require the affirmative vote of the holders of

              (a) at least 75% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, and

              (b) at least a majority of the outstanding shares of capital stock of the Corporation which are not beneficially owned by such corporation, person or other entity,

if, as of the record date for the determination of stockholders entitled to notice thereof and to vote on any transaction described in clauses (i), (ii), or
(iii) above, such other corporation, person or entity is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange.

         B. The provisions of this Article XIV shall not apply to any transaction described in clauses (i), (ii) or (iii) of Paragraph A of this Article, (i) with another corporation if a majority, by vote, of the outstanding shares of all classes of capital stock of such other corporation entitled to vote generally in the election of directors, considered for this purpose as one class, is owned of record or beneficially by the Corporation and/or its subsidiaries; (ii) with another corporation, person or other entity if the Board of Directors of the Corporation shall by resolution have approved a memorandum of understanding or form of contract with such other corporation, person or entity with respect to and substantially consistent with such other transaction prior to the time such other corporation, person or other entity became the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors; or (iii) approved by resolution adopted by a vote of three-quarters of the entire Board of Directors of the Corporation at any time prior to the consummation of any such transaction described in clauses (i), (ii) or (iii) of Paragraph A of this Article.

         C. For the purposes of this Article XIV, a corporation, person or other entity shall be deemed to be the beneficial owner of any shares of capital stock of the Corporation (i) which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or other entity (a) with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for

                                                                     EXHIBIT 3.1


the purpose of acquiring, holding, voting or disposing of capital stock of the Corporation or (b) which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended.

         D. This Article XIV may not be amended or rescinded except by the affirmative vote of the holders of at least 75% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors."

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT

                         TO CERTIFICATE OF INCORPORATION

                                       OF

                                  CONAGRA, INC.

                             -----------------------

         Pursuant to Section 242 of the General Corporation Law of the State of Delaware, ConAgra, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

         FIRST: The Certificate of Incorporation for ConAgra, Inc. was filed in the office of the Delaware Secretary of State on December 5, 1975.

         SECOND: At a special meeting of the stockholders of the company, held on April 12, 1977, an amendment to Article IV of the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law; the amendment so adopted is set forth on Exhibit "A" attached hereto and made a part hereof.

         SECOND: At a special meeting of the stockholders of the company, held on April 12, 1977, an amendment to Article VII, Paragraph (a) of the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law; the amendment so adopted is set forth on Exhibit "B" attached hereto and made a part hereof.

         IN WITNESS WHEREOF, said ConAgra, Inc., a Delaware corporation, has caused this Certificate to be signed by its President and its Secretary this 13th day of April, 1977.

                                         ConAgra, Inc., A Delaware Corporation

                                         By: /s/ C.M. HARPER
                                             ----------------------------------
                                                 C.M. Harper, President

Attest:

By: /s/ J.W. GOODRICH, SECRETARY
    -------------------------------
        J.W. Goodrich, Secretary

                                                                     EXHIBIT 3.1


                                    EXHIBIT A

                                   ARTICLE IV

                                AUTHORIZED SHARES

         The capital stock of said corporation shall be Eighty-Two Million Five Hundred Thousand Dollars ($82,500,000) divided into ten million (10,000,000) shares of common stock of a par value of Five Dollars ($5.00) per share, one hundred fifty thousand (150,000) shares of Class B Preferred Stock of a par value of Fifty Dollars ($50.00) per share, and two hundred fifty thousand ($250,000) shares of Class C Preferred Stock of a par value of One Hundred Dollars ($100.00) per share.

         The Class B Preferred Shares of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class B as determined by the Board of Directors: (a) The rate of dividend; (b) Whether the shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption; (c) The amount payable upon shares in event of voluntary or involuntary liquidation; (d) Sinking fund provisions, if any, for the redemption or purchase of shares; (e) The terms and conditions, if any, on which shares may be converted.

         The Class C Preferred Shares of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The shares of this Class shall not have any priority over Class B Preferred Stock as to payment of dividends or as to distribution of assets upon liquidation, distribution or winding up of the corporation. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class C as determined by the Board of Directors: (a) Whether such shares shall be granted voting rights and, if so, to what extent, and upon what terms and conditions; (b) The rates and times at which and the terms and conditions on which, dividends on such shares shall be paid and any dividend rights of cumulation; (c) Whether such shares shall be granted conversion rights, and, if so, upon what terms and conditions; (d) Whether the corporation shall have the right to redeem such shares and, if so, upon what terms and conditions; (d) The liquidation rights (if any) of such shares, including whether such shares shall enjoy any liquidation preference over the common stock; and (f) Such other designations, preferences relative rights and limitations (if any) attaching to such shares.

         No transfer of stock of this corporation shall be operative until entered upon the books of the corporation.

                                                                     EXHIBIT 3.1


                                    EXHIBIT B

                           ARTICLE VII, PARAGRAPH (a)

         The affairs of this Corporation shall be conducted by a Board of Directors. The number of directors of the Corporation, not less than seven nor more than twelve, shall be fixed from time to time by the By-Laws. Commencing with the annual election of directors by the stockholders of the Corporation in 1977, the directors of the Corporation shall be divided into three classes:
Class I, Class II and Class III, each such class, as nearly as possible, to have the same number of directors. The term of office of the initial Class I directors shall expire at the annual election of directors by the stockholders of the corporation in 1978, the term of office of the initial Class II directors shall expire at the annual election of directors by the stockholders of the corporation in 1979, and the term of office of the initial Class III directors shall expire at the annual election of directors by the stockholders of the corporation in 1980, or in each case thereafter when their respective successors are elected by the stockholders and qualify. At each annual election of directors by the stockholders of the corporation held after 1977, the directors chosen to succeed those whose terms are then expired shall be identified as being of the same class as the directors they succeed and shall be elected by the stockholders of the corporation for a term expiring at the third succeeding annual election of directors, or thereafter when their respective successors in each case are elected by the stockholders and qualify.

         The provisions set forth in Article VII(a) may not be repealed or amended in any respect unless such repeal or amendment is approved by (i) the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of stock of this Corporation, or (ii) the affirmative vote of not less than 75% of the members of the Board of Directors of this Corporation and the affirmative vote of the holders of a majority of the total voting power of all outstanding shares of stock of this Corporation.

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT

                         TO CERTIFICATE OF INCORPORATION

                         -------------------------------


         Pursuant to Section 242 of the General Corporation Law of the State of Delaware, ConAgra, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

         FIRST: The Certificate of Incorporation for ConAgra, Inc. was filed in the office of the Delaware Secretary of State on December 5, 1975.

         SECOND: At the annual meeting of stockholders of the company held on September 20, 1977, an amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law; the amendment so adopted is set forth on Exhibit "A" attached hereto and made a part hereof.

         IN WITNESS WHEREOF, said ConAgra, Inc., a Delaware corporation, has caused this Certificate of Amendment to be signed by its President and Secretary this 20th day of September, 1977.

                                         ConAgra, Inc., a Delaware Corporation

                                         By: /s/ C.M. HARPER
                                            -----------------------------------
                                                 C.M. Harper, President

Attest:

By: /s/ J.W. GOODRICH
   -----------------------------------
        J.W. Goodrich, Secretary

                                                                     EXHIBIT 3.1


                                    EXHIBIT A

                                   ARTICLE XV

                          CERTAIN BUSINESS COMBINATIONS

         1. The affirmative vote or consent of the holders of ninety-five percent (95%) of all shares of stock of the Corporation entitled to vote in elections of directors, considered for the purposes of this Article XV as one class, shall be required for the adoption or authorization of a business combination (as hereinafter defined) with any other entity (as hereinafter defined) if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon or consent thereto, such other entity is the beneficial owner, directly or indirectly, of more than thirty percent (30%) of the outstanding shares of stock of the Corporation entitled to vote in elections of directors considered for the purposes of this Article XV as one class; provided that such ninety-five percent (95%) voting requirement shall not be applicable if:

         (a) The cash, or fair market value of other consideration, to be received per share by common stockholders of the Corporation in such business combination bears the same or a greater percentage relationship to the market price of the Corporation's Common Stock immediately prior to the announcement of such business combination as the highest per share price (including brokerage commissions and/or soliciting dealers fees) which such other entity has theretofore paid for any of the shares of the Corporation's Common Stock already owned by it bears to the market price of the Common Stock of the Corporation immediately prior to the commencement of acquisition of the Corporation's Common Stock by such other entity;

         (b) The cash, or fair market value of other consideration, to be received per share by common stockholders of the Corporation in such business combination (i) is not less than the highest per share price (including brokerage commissions and/or soliciting dealers' fees) paid by such other entity in acquiring any of its holdings of the Corporation's Common Stock, and (ii) is not less than the earnings per share of Common Stock of the Corporation for the four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes on such business combination, multiplied by the then price-earnings multiple (if any) of such other entity as customarily computed and reported in the financial community.

         (c) After such other entity has acquired a thirty percent (30%) interest and prior to the consummation of such business combination: (i) such other entity shall have taken steps to ensure that the Corporation's Board of Directors included at all times representation by continuing director(s) (as hereinafter defined) proportionate to the stockholdings of the Corporation's public common stockholders not affiliated with such other entity (with a continuing director to occupy any resulting fractional board position); (ii) there shall have been no reduction in the rate of dividends payable on the Corporation's Common Stock except as necessary to insure that a quarterly dividend payment does not exceed 15% of the net income of the Corporation for the four full consecutive fiscal quarters immediately preceding the declaration date of such dividend, or except as may have been approved by a unanimous vote of the directors; (iii) such other entity shall not have acquired any newly issued shares of stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to obtaining a thirty percent (30%) interest or as a result of a pro rata stock dividend or stock split); and (iv) such other entity shall not have acquired any additional shares of the Corporation's outstanding Common

                                                                     EXHIBIT 3.1


Stock or securities convertible into Common Stock except as a part of the transaction which results in such other entity acquiring its thirty percent (30%) interest;

         (d) Such other entity shall not have (i) received the benefit, directly or indirectly (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation, or (ii) made any major change in the Corporation's business or equity capital structure without the unanimous approval of the directors, in either case prior to the consummation of such business combination; and

         (e) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 shall be mailed to public stockholders of the Corporation for the purpose of soliciting stockholder approval of such business combination and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the business combination which the continuing directors, or any of them, may choose to state and, if deemed advisable by a majority of the continuing directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of such business combination, from the point of view of the remaining public stockholders of the Corporation (such investment banking firm to be selected by a majority of the continuing directors and to be paid a reasonable fee for their services by the Corporation upon receipt of such opinion).

         The provisions of this Article XV shall also apply to a business combination with any other entity which at any time has been the beneficial owner, directly or indirectly, of more than thirty percent (30%) of the outstanding shares of stock of the Corporation entitled to vote in elections of directors considered for the purposes of this Article XV as one class, notwithstanding the fact that such other entity has reduced its shareholdings below thirty percent (30%) if, as of the record date for the determination of stockholders entitled to notice of and to vote on or consent to the business combination, such other entity is an "affiliate" of the Corporation (as hereinafter defined).

         2. As used in this Article XV, (a) the term "other entity" shall include any corporation, person or other entity and any other entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of stock of the Corporation, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 1975, together with the successors and assigns of such persons in any transaction or series of transactions not involving a public offering of the Corporation's stock within the meaning of the Securities Act of 1933; (b) another entity shall be deemed to be the beneficial owner of any shares of stock of the Corporation which the other entity (as defined above) has the right to acquire pursuant to any agreement, or upon exercise of conversation rights, warrants or options, or otherwise; (c) the outstanding shares of any class of stock of the Corporation shall include shares deemed owned through application of clause (b) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; (d) the term "business combination" shall include any merger or consolidation of the Corporation with or into any other corporation, or the sale or lease of all or any substantial part of the assets of the Corporation to, or any sale or lease to the Corporation or any subsidiary thereof in exchange for securities of the Corporation of any assets (except assets having an aggregate fair market value of less than $5 million) of any other entity; (e) the term "continuing director" shall mean a person who was a member of the Board of Directors of the Corporation elected by the public stockholders prior to the time that such other entity acquired in excess of ten percent (10%) of the stock of the Corporation entitled to vote in the election of directors, or a person recommended to succeed a continuing director by a majority of continuing directors; and (f) for the purposes of subparagraphs 1(a) and (b) of this Article XV the term "other consideration to be received" shall mean Common Stock of the Corporation retained by its existing public

                                                                     EXHIBIT 3.1


stockholders in the event of a business combination with such other entity in which the Corporation is the surviving corporation.

         3. A majority of the continuing directors shall have the power and duty to determine for the purposes of this Article XV on the basis of information known to them whether (a) such other entity beneficially owns more than thirty percent (30%) of the outstanding shares of stock of the Corporation entitled to vote in election of directors, (b) an other entity is an "affiliate" or "associate" (as defined above) of another, (c) another entity has an agreement, arrangement or understanding with another, or (d) the assets being acquired by the Corporation, or any subsidiary thereof, have an aggregate fair market value of less than $5,000,000.

         4. No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, change or repeal any of the provisions of this
Article XV unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of the holders of ninety-five percent (95%) of all shares of stock of the Corporation entitled to vote in election of directors, considered for the purposes of this Article XV as one class; provided that this paragraph 4 shall not apply to, and such ninety-five percent (95%) vote or consent shall not be required for, any amendment, alteration, change or repeal recommended to the stockholders by a vote of eighty percent (80%) of the Board of Directors of the Corporation present at a regularly and validly convened meeting of directors at corporate headquarters, if at least eighty percent (80%) of the full Board of Directors are persons who would be eligible to serve as "continuing directors" within the meaning of paragraph 2 of this Article XV.

         5. Nothing contained in this Article XV shall be construed to relieve any other entity from any fiduciary obligation imposed by law.

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT

                         TO CERTIFICATE OF INCORPORATION

                         -------------------------------


         Pursuant to Section 242 of the General Corporation Law of the State of Delaware, ConAgra, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

         FIRST: The Certificate of Incorporation for ConAgra, Inc. was filed in the office of the Delaware Secretary of State on December 5, 1975.

         SECOND: At the annual meeting of stockholders of the company held on September 19, 1978, an amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law; the amendment so adopted is set forth on Exhibit "A" attached hereto and made a part hereof.

         IN WITNESS WHEREOF, said ConAgra, Inc., a Delaware corporation, has caused this Certificate of Amendment to be signed by its President and Secretary this 20th day of September, 1978.

                                         ConAgra, Inc., A Delaware Corporation

                                         By: /s/ C.M. HARPER
                                            -----------------------------------
                                                 C.M. Harper, President

Attest:

By: /s/ J.W. GOODRICH
   ----------------------------------
        J.W. Goodrich, Secretary

                                                                     EXHIBIT 3.1


                                    Exhibit A

                                   ARTICLE XVI

                        EFFECTS OF BUSINESS COMBINATIONS

         The Board of Directors of the Corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the Corporation, (b) merge or consolidate the Corporation with another corporation, or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration to all relevant factors, including without limitation the social and economic effects on the employees, customers, suppliers and other constituents of the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located.

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                         TO CERTIFICATE OF INCORPORATION
                                       OF
                                  CONAGRA, INC.

                         -------------------------------


         Pursuant to Section 242 of the General Corporation Law of the State of Delaware, ConAgra, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

         FIRST: The Certificate of Incorporation for ConAgra, Inc. was filed in the office of the Delaware Secretary of State on December 5, 1975.

         SECOND: At a special meeting of the stockholders of the company, held on November 13, 1980, an amendment to Article IV of the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law; the amendment so adopted is set forth on Exhibit "A" attached hereto and by this reference made a part hereof.

         IN WITNESS WHEREOF, said ConAgra, Inc., a Delaware corporation, has caused this Certificate to be signed by its President and its Secretary this 14th day of November, 1980.

                                         ConAgra, Inc., A Delaware Corporation

                                         By: /s/ C.M. HARPER
                                             ----------------------------------
                                                 C.M. Harper, President

Attest:

By: /s/ J.W. GOODRICH
    ---------------------------------
        J.W. Goodrich, Secretary

                                                                     EXHIBIT 3.1


                                                                       Exhibit A

                                   ARTICLE IV

                                AUTHORIZED SHARES

         The capital stock of said corporation shall be One Hundred Thirty-Two Million Five Hundred Thousand Dollars ($132,500,000) divided into twenty million (20,000,000) shares of Common Stock of a par value of Five Dollars ($5.00) per share, one hundred fifty thousand (150,000) shares of Class B Preferred Stock of a par value of Fifty Dollars ($50.00) per share, and two hundred fifty thousand (250,000) shares of Class C Preferred Stock of a par value of One Hundred Dollars ($100.00) per share.

         The Class B Preferred Shares of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class B as determined by the Board of Directors: (a) the rate of dividend; (b) whether the shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption; (c) the amount payable upon shares in event of voluntary or involuntary liquidation; (d) sinking fund provisions, if any, for the redemption or purchase of shares; and (e) the terms and conditions, if any, on which shares may be converted.

         The Class C Preferred Stock of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The shares of this Class shall not have any priority over Class B Preferred Stock as to payment of dividends or as to distribution of assets upon liquidation, distribution or winding up of the corporation. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class C as determined by the Board of Directors: (a) whether such shares shall be granted voting rights and, if so, to what extent and upon what terms and conditions; (b) the rates and times at which, and the terms and conditions on which, dividends on such shares shall be paid and any dividend rights of cumulation; (c) whether such shares shall be granted conversion rights and, if so, upon what terms and conditions;
(d) whether the corporation shall have the right to redeem such shares and, if so, upon what terms and conditions; (e) the liquidation rights (if any) of such shares, including whether such shares shall enjoy any liquidation preference over the common stock; and (f) such other designations, preferences, relative rights and limitations (if any) attaching to such shares.

         No transfer of stock of this corporation shall be operative until entered upon the books of the corporation.

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                         TO CERTIFICATE OF INCORPORATION
                                       OF
                                  CONAGRA, INC.

         Pursuant to Section 242 of the General Corporation Law of the State of Delaware, ConAgra, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

         FIRST: The Certificate of Incorporation for ConAgra, Inc. was filed in the office of the Delaware Secretary of State on December 5, 1975.

         SECOND: At the annual meeting of the stockholders of the company, held on September 14, 1982, an amendment to Article VII., Paragraph (a) of the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law; the amendment so adopted is set forth on Exhibit "A" attached hereto and by this reference made a part hereof.

         IN WITNESS WHEREOF, said ConAgra, Inc., a Delaware corporation, has caused this Certificate to be signed by its Chairman of the Board and its Secretary this 14th day of September, 1982.

                                         ConAgra, Inc., A Delaware Corporation

                                         By: /s/ C.M. HARPER
                                             ----------------------------------
                                                 C.M. Harper
                                                 Chairman of the Board
                                                 Chief Executive Officer

Attest:

By: /s/ L.B. THOMAS
    -----------------------------
        L. B. Thomas, Secretary

                                                                     EXHIBIT 3.1


                                   Exhibit "A"

                           ARTICLE VII, PARAGRAPH (a)

         The affairs of this Corporation shall be conducted by a Board of Directors. The number of directors of the Corporation, not less than eight nor more than fourteen, shall be fixed from time to time by the By-Laws. Commencing with the annual election of directors by the stockholders of the Corporation in 1977, the directors of the Corporation shall be divided into three classes:
Class I, Class II and Class III, each such class, as nearly as possible, to have the same number of directors. The term of office of the initial Class I directors shall expire at the annual election of directors by the stockholders of the Corporation in 1978, the term of office of the initial Class II directors shall expire at the annual election of directors by the stockholders of the Corporation in 1979, and the term of office of the initial Class III directors shall expire at the annual election of directors by the stockholders of the Corporation in 1980, or in each case thereafter when their respective successors are elected by the stockholders and qualify. At each annual election of directors by the stockholders of the Corporation held after 1977, the directors chosen to succeed those whose terms are then expired shall be identified as being of the same class as the directors they succeed and shall be elected by the stockholders of the corporation for a term expiring at the third succeeding annual election of directors, or thereafter when their respective successors in each case are elected by the stockholders and qualify.

         The provisions set forth in Article VII(a) may not be repealed or amended in any respect unless such repeal or amendment is approved by (i) the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of stock of this Corporation, or (ii) the affirmative vote of not less than 75% of the members of the Board of Directors of this Corporation and the affirmative vote of the holders of a majority of the total voting power of all outstanding shares of stock of this Corporation.

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  CONAGRA, INC.

         ConAgra, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That at a meeting of the Board of Directors of ConAgra, Inc., resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                        "RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article IV thereof and adding new Articles XVII and XVIII to provide as set forth on Exhibit "A" attached hereto and made a part hereof."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the shareholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said ConAgra, Inc., has caused this Certificate to be signed by L. B. Thomas, its Vice President, and attested by Dorothy Young, its Assistant Secretary, this 19th day of September, 1985.

                                         CONAGRA, INC.

                                         By: /s/ L. B. THOMAS
                                             ---------------------------------
                                                 L. B. THOMAS, Vice President

Attest:

By /s/ DOROTHY YOUNG
   -------------------------
       DOROTHY YOUNG,
       Assistant Secretary

                                                                     EXHIBIT 3.1


                                   EXHIBIT "A"

                                   ARTICLE IV

                                AUTHORIZED SHARES

         The total number of shares which this corporation shall have authority to issue is one hundred four million (104,000,000) shares, divided into one hundred million (100,000,000) shares of Common Stock of a par value of Five Dollars ($5.00) per share; one hundred fifty thousand (150,000) shares of Class B Preferred Stock of a par value of Fifty Dollars ($50.00) per share; two hundred fifty thousand (250,000) shares of Class C Preferred Stock of a par value of One Hundred Dollars ($100.00) per share; one million one hundred thousand (1,100,000) shares of Class D Preferred Stock without par value; and two million five hundred thousand (2,500,000) shares of Class E Preferred Stock, without par value.

         The Class B Preferred Stock of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class B as determined by the Board of Directors: (a) the rate of dividend; (b) whether the shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption; (c) the amount payable upon shares in event of voluntary or involuntary liquidation; (d) sinking fund provisions, if any, for the redemption or purchase of shares; and (e) the terms and conditions, if any, on which shares may be converted.

         The Class C Preferred Stock of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The shares of this Class shall not have any priority over Class B Preferred Stock as to payment of dividends or as to distribution of assets upon liquidation, distribution or winding up of the corporation. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class C as determined by the Board of Directors: (a) whether such shares shall be granted voting rights and, if so, to what extent and upon what terms and conditions; (b) the rates and times at which, and the terms and conditions on which, dividends on such shares shall be paid and any dividend rights of cumulation; (c) whether such shares shall be granted conversion rights and, if so, upon what terms and conditions;
(d) whether the corporation shall have the right to redeem such shares and, if so, upon what terms and conditions; (e) the liquidation rights (if any) of such shares, including whether such shares shall enjoy any liquidation preference over the common stock; and (f) such other designations, preferences, relative rights and limitations (if any) attaching to such shares.

         The Class D Preferred Stock of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The shares of this Class shall not have any priority over Class B Preferred Stock or Class C Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, distribution or winding up of the corporation. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class D as determined by the Board of Directors: (a) whether such shares shall be granted voting rights and, if so, to what extent and upon what terms and conditions; (b) the rates and times at which, and the terms and conditions on which, dividends on such shares shall be paid and any dividend rights of cumulation; (c) whether such shares shall be granted conversion rights and, if so, upon what terms and

                                                                     EXHIBIT 3.1


conditions; (d) whether the corporation shall have the right to redeem such shares and, if so, upon what terms and conditions; (e) the liquidation rights (if any) of such shares, including whether such shares shall enjoy any liquidation preference over the common stock; and (f) such other designations, preferences, relative rights and limitations (if any) attaching to such shares.

         The Class E Preferred Stock of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The shares of this Class shall not have any priority over Class B Preferred Stock, Class C Preferred Stock or Class D Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, distribution or winding up of the corporation. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class E as determined by the Board of Directors:
(a) whether such shares shall be granted voting rights and, if so, to what extent and upon what terms and conditions; (b) the rates and times at which, and the terms and conditions on which, dividends on such shares shall be paid and any dividend rights of cumulation; (c) whether such shares shall be granted conversion rights and, if so, upon what terms and conditions; (d) whether the corporation shall have the right to redeem such shares and, if so, upon what terms and conditions; (e) the liquidation rights (if any) of such shares, including whether such shares shall enjoy any liquidation preference over the common stock; and (f) such other designations, preferences, relative rights and limitations (if any) attaching to such shares.

         No transfer of stock of this corporation shall be operative until entered upon the books of the corporation.

                                                                     EXHIBIT 3.1


                                  ARTICLE XVII

                   Annual and Special Meeting of Stockholders

         Any action required or permitted to be taken by the holders of the capital stock of the Company must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing of such holders.

                                                                     EXHIBIT 3.1


                                  ARTICLE XVIII

                           Prohibition of "Greenmail"

         A. Any purchase or other acquisition, directly or indirectly, in one or more transactions, by the Company or any Subsidiary (as hereinafter defined) of the Company of any shares of Voting Stock (as hereinafter defined) or any Voting Stock Right (as hereinafter defined) known by the Company to be beneficially owned by any Interested Stockholder (as hereinafter defined) who has purchased or otherwise acquired any such Voting Stock or Voting Stock Right within two years prior to the date of such purchase or other acquisition from the Company or Subsidiary shall, except as hereinafter expressly provided, require the affirmative vote of at least a majority of all votes entitled to be cast by the holders of the Voting Stock (excluding Voting Stock held by an Interested Stockholder) voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or any agreement with any national securities exchange, or otherwise, but no such affirmative vote shall be required with respect to any purchase or other acquisition by the Company or any of its Subsidiaries of Voting Stock or Voting Stock Rights purchased at or below Fair Market Value (as hereinafter defined) or made as part of a tender or exchange offer made on the same terms to all holders of such securities and complying with the applicable requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder or in a Public Transaction (as hereinafter defined).

         B.   For the purposes of this Article XVIII:

              1. An "Affiliate" of, or a person "Affiliated" with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

              2. The term "Associate" used to indicate a relationship with any person, means (1) any corporation or organization (other than the Company or a Subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person.

              3. A person shall be a "beneficial owner" of any Voting Stock or Voting Stock Right:

                   (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

                   (b) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) any right to vote pursuant to any agreement, arrangement or understanding; or

                   (c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement

                                                                     EXHIBIT 3.1



              or understanding for the purpose of acquiring, holding, voting or disposing of any security of any class of the Company or any of its Subsidiaries.

                   (d) For the purposes of determining whether a person is an Interested Stockholder, the relevant class of securities outstanding shall be deemed to include all such securities of which such person is deemed to be the "beneficial owner" through application of this subparagraph 3, but shall not include any other securities of such class which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion right, warrants or options, or otherwise, but are not yet issued.

              4. "Fair Market Value" means for any share of Voting Stock or any Voting Stock Right, the average of the closing sale prices during the 30-day period immediately preceding the repurchase of such Voting Stock or Voting Stock Right, as the case may be, on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such Voting Stock or Voting Stock Right, as the case may be, is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such Voting Stock or Voting Stock Rights, as the case may be, is not listed on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which such Voting Stock or Voting Stock Right, as the case may be, is listed, or if such Voting Stock or Voting Stock Right, as the case may be, is not listed on any such exchange, the average of the closing bid quotations with respect to a share of such Voting Stock or Voting Stock Right, as the case may be, during the 90-day period immediately preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the Fair Market Value on the date in question of a share of such Voting Stock or Voting Stock Right, as the case may be, as determined by the Board of Directors in good faith.

              5. "Interested Stockholder" shall mean any person (other than (i) the Company, (ii) any of its Subsidiaries, (iii) any benefit plan or trust of or for the benefit of the Company or any of its Subsidiaries, (iv) any trustee, agent or other representative of any of the foregoing, or (v) any person who beneficially owned more than 3% of any class of Voting Stock on July 11, 1985), who or which:

                   (a) is the beneficial owner, directly or indirectly, of more than 3% of any class of Voting Stock (or Voting Stock Rights with respect to more than 3% of any such class); or

                   (b) is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of more than 3% of any class of Voting Stock (or Voting Stock Rights with respect to more than 3% of any such class); or

                   (c) is an assignee of or has otherwise succeeded to any shares of any class of Voting Stock (or Voting Stock Rights with respect to more than 3% of any such class) which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, unless such assignment or succession shall have occurred pursuant to any Public Transaction or a series of transactions including a Public Transaction.

              6. A "person" shall mean any individual, firm, corporation or other entity (including a "group" within the meaning of Section 13(d) of the Exchange Act).

                                                                     EXHIBIT 3.1


              7. A "Public Transaction" shall mean any (i) purchase of shares offered pursuant to an effective registration statement under the Securities Act of 1933, or (ii) open market purchases of shares if, in either such case, the price and other terms of sale are not negotiated by the purchaser and seller of the beneficial interest in the shares.

              8. The term "Subsidiary" shall mean any corporation at least a majority of the outstanding securities of which having ordinary voting power to elect a majority of the board of directors of such corporation (whether or not any other class of securities has or might have voting power by reason of the happening of a contingency) is at the time owned or controlled directly or indirectly by the Company or one or more Subsidiaries or by the Company and one or more Subsidiaries.

              9. The term "Voting Stock" shall mean stock of all classes and series of the Company entitled to vote generally in the election of directors.

              10. The term "Voting Stock Right" shall mean any security convertible into, and any warrant, option or other right of any kind to acquire beneficial ownership of, any Voting Stock, other than securities issued pursuant to any of the Company's employee benefit plans.

         C. A majority of the Board of Directors shall have the power and duty to determine for the purposes of this Article XVIII, on the basis of information known to it after reasonable inquiry, all facts necessary to determine compliance with this Article XVIII, including without limitation,

              1.   whether:

                   (a)  a person is an Interested Stockholder;

                   (b) any Voting Stock and Voting Stock Right is beneficially owned by any person;

                   (c)  a person is an Affiliate or Associate of another;

                   (d)  a transaction is a Public Transaction; and

              2.   the Fair Market Value of any Voting Stock or Voting Stock
         Right.

         D    Notwithstanding anything contained in this Certificate to the contrary, the affirmative vote of at least a majority of all votes entitled to be cast by the holders of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article XVIII or to adopt any provision inconsistent herewith.

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  CONAGRA, INC.

         CONAGRA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That at a meeting of the Board of Directors of CONAGRA, INC., resolutions were duly adopted setting forth proposed amendments to the Certificate of Incorporation of said corporation declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

                   "RESOLVED, that ARTICLE IV of the Certificate of Incorporation entitled "Authorized Shares" be amended to increase the total number of shares which this corporation shall have authority to issue from 104,000,000 shares to 304,000,000 shares by increasing the authorized common stock of a par value of $5.00 per share from 100,000,000 shares to 300,000,000 shares as set forth on Exhibit "A" attached hereto and by this reference made a part hereof."

                   "FURTHER RESOLVED, that ARTICLE V of the Certificate of Incorporation be amended to provide as set forth on Exhibit "B" attached hereto and by this reference made a part hereof."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the shareholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on September 18, 1986, at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

         THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said CONAGRA, INC., has caused this Certificate to be signed by L. B. THOMAS, its Vice President, and attested by DOROTHY YOUNG, its Assistant Secretary, this 18th day of September, 1986.

                                         CONAGRA, INC.

                                         By: /s/ L. B. THOMAS
                                             --------------------------------
                                                 L. B. THOMAS, Vice President

Attest:

By: /s/ DOROTHY YOUNG
    -------------------------
        DOROTHY YOUNG,
        Assistant Secretary

                                                                     EXHIBIT 3.1


                                   EXHIBIT "A"

                                   ARTICLE IV

                                AUTHORIZED SHARES

         The total number of shares which this corporation shall have authority to issue is three hundred four million (304,000,000) shares, divided into three hundred million (300,000,000) shares of Common Stock of a par value of Five Dollars ($5.00) per share; one hundred fifty thousand (150,000) shares of Class B Preferred Stock of a par value of Fifty Dollars ($50.00) per share; two hundred fifty thousand (250,000) shares of Class C Preferred Stock of a par value of One Hundred Dollars ($100.00) per share; one million one hundred thousand (1,100,000) shares of Class D Preferred Stock without par value; and two million five hundred thousand (2,500,000) shares of Class E Preferred Stock, without par value.

         The Class B Preferred Stock of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class B as determined by the Board of Directors: (a) the rate of dividend; (b) whether the shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption; (c) the amount payable upon shares in event of voluntary or involuntary liquidation; (d) sinking fund provisions, if any, for the redemption or purchase of shares; and (e) the terms and conditions, if any, on which shares may be converted.

         The Class C Preferred Stock of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The shares of this Class shall not have any priority over Class B Preferred Stock as to payment of dividends or as to distribution of assets upon liquidation, distribution or winding up of the corporation. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class C as determined by the Board of Directors: (a) whether such shares shall be granted voting rights and, if so, to what extent and upon what terms and conditions; (b) the rates and times at which, and the terms and conditions on which, dividends on such shares shall be paid and any dividend rights of cumulation; (c) whether such shares shall be granted conversion rights and, if so, upon what terms and conditions;
(d) whether the corporation shall have the right to redeem such shares and, if so, upon what terms and conditions; (e) the liquidation rights (if any) of such shares, including whether such shares shall enjoy any liquidation preference over the common stock; and (f) such other designations, preferences, relative rights and limitations (if any) attaching to such shares.

         The Class D Preferred Stock of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The shares of this Class shall not have any priority over Class B Preferred Stock or Class C Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, distribution or winding up of the corporation. All shares of this Class shall be identical except as to the following relative right and preferences as to which there may be variations between different series within Class D as determined by the Board of Directors: (a) whether such shares shall be granted voting rights and, if so, to what extent and upon what terms and conditions; (b) the rates and times at which, and the terms and conditions on which, dividends on such shares shall be paid and any dividend rights of cumulation; (c) whether such shares shall be granted conversion rights and, if so, upon what terms and

                                                                     EXHIBIT 3.1


conditions; (d) whether the corporation shall have the right to redeem such shares and, if so, upon what terms and conditions; (e) the liquidation rights (if any) of such shares, including whether such shares shall enjoy any liquidation preference over the common stock; and (f) such other designations, preferences, relative rights and limitations (if any) attaching to such shares.

         The Class E Preferred Stock of this corporation may be divided into and issued in series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The shares of this Class shall not have any priority over Class B Preferred Stock, Class C Preferred Stock or Class D Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, distribution or winding up of the corporation. All shares of this Class shall be identical except as to the following relative rights and preferences as to which there may be variations between different series within Class E as determined by the Board of Directors:
(a) whether such shares shall be granted voting rights and, if so, to what extent and upon what terms and conditions; (b) the rates and times at which, and the terms and conditions on which, dividends on such shares shall be paid and any dividend rights of cumulation; (c) whether such shares shall be granted conversion rights and, if so, upon what terms and conditions; (d) whether the corporation shall have the right to redeem such shares and, if so, upon what terms and conditions; (e) the liquidation rights (if any) of such shares, including whether such shares shall enjoy any liquidation preference over the common stock; and (f) such other designations, preferences, relative rights and limitations (if any) attaching to such shares.

         No transfer of stock of this corporation shall be operative until entered upon the books of the corporation.

                                                                     EXHIBIT 3.1


                                   EXHIBIT "B"

                                    ARTICLE V

                                 INDEMNIFICATION

         The Corporation shall, to the extent required, and may, to the extent permitted, by Section 102 and Section 145 of Delaware General Corporation Law as amended from time to time, indemnify and reimburse all persons whom it may indemnify and reimburse pursuant thereto. With respect to acts or omissions occurring on or after September 18, 1986, no director shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

         Notwithstanding the foregoing, the indemnification provided for in this
ARTICLE V shall not be deemed exclusive of any other rights to which those entitled to receive indemnification or reimbursement hereunder may be entitled under any by-law of this Corporation, agreement, vote or consent of stockholders or disinterested directors or otherwise.

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                  CONAGRA, INC.

         CONAGRA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That at a meeting of the Board of Directors of CONAGRA, INC., a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                   "RESOLVED, that the first paragraph of ARTICLE IV of the Certificate of Incorporation entitled "AUTHORIZED SHARES" be amended as stated on Exhibit "A" attached to reflect an increase in the total number of shares which this company shall have authority to issue from 304,000,000 shares to 604,000,000 shares by increasing the authorized common stock of a par value of $5.00 per share from 300,000,000 shares to 600,000,000 shares with no increase in the 4,000,000 shares of authorized preferred stock."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the shareholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on September 28, 1989, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said CONAGRA, INC., has caused this Certificate to be signed by L. B. THOMAS, its Vice President, and attested by DOROTHY YOUNG, its Assistant Secretary, this 28th day of September, 1989.

                                         CONAGRA, INC.

                                         By: /s/ L. B. THOMAS
                                             ------------------------------
                                                 L. B. THOMAS
                                                 Vice President

Attest:

By /s/ DOROTHY YOUNG
   -------------------------
       DOROTHY YOUNG,
       Assistant Secretary

                                                                     EXHIBIT 3.1


                                   EXHIBIT "A"

                                   ARTICLE IV

                                AUTHORIZED SHARES

                                (FIRST PARAGRAPH)

         The total number of shares which this corporation shall have authority to issue is Six Hundred Four Million (604,000,000) shares, divided into Six Hundred Million (600,000,000) shares of Common Stock of a par value of Five Dollars ($5.00) per share; One Hundred Fifty Thousand (150,000) shares of Class B Preferred Stock of a par value of Fifty Dollars ($50.00) per share; Two Hundred Fifty Thousand (250,000) shares of Class C Preferred Stock of a par value of One Hundred Dollars ($100.00) per share; One Million One Hundred Thousand (1,100,000) shares of Class D Preferred Stock without par value; and Two Million Five Hundred Thousand (2,500,000) shares of Class E Preferred Stock, without par value.

      THE REMAINDER OF THIS ARTICLE SHALL REMAIN UNCHANGED IN ITS ENTIRETY.

                                                                     EXHIBIT 3.1


             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

                             AND OF REGISTERED AGENT

         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "corporation") is: CONAGRA, INC.

         2. The registered office of the corporation within the State of Delaware is hereby changed to 32 Loockerman Square, Suite L-100, Dover, Delaware 19901, County of Kent.

         3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

         4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

         Signed on August 1, 1991.

                                                 /s/ JOHN J. DILL
                                                 -------------------------
                                                 John J. Dill - Vice President

Attest:

/s/ SUE E. BADBERG
---------------------------------
Sue Badberg - Assistant Secretary

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  CONAGRA, INC.

         CONAGRA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That at a meeting of the Board of Directors of CONAGRA, INC., resolutions were duly adopted setting forth proposed amendments to the Certificate of Incorporation of said corporation declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

                   "RESOLVED, that the second sentence of ARTICLE VII, Paragraph
                   (a), of the Certificate of Incorporation of the corporation be amended to read:

                        THE NUMBER OF DIRECTORS OF THE CORPORATION, NOT LESS THAN NINE (9) NOR MORE THAN SIXTEEN (16), SHALL BE FIXED FROM TIME TO TIME BY THE BY-LAWS.

                   "RESOLVED, that the first paragraph of ARTICLE IV of the Certificate of Incorporation entitled "AUTHORIZED SHARES" be amended in accordance with Exhibit "A" attached hereto to reflect an increase in the total number of shares which this corporation shall have authority to issue from 604,000,000 shares to 618,050,000 shares by increasing the authorized Class E Preferred Stock without par value from 2,500,000 shares to 16,550,000 shares."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the shareholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on September 16, 1991 at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

         THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                                                                     EXHIBIT 3.1


         IN WITNESS WHEREOF, said CONAGRA, INC., has caused this Certificate to be signed by L. B. THOMAS, its Vice President, and attested to by SUE BADBERG, its Assistant Secretary, this 26th day of September, 1991.

                                         CONAGRA, INC.

                                         By /s/ L. B. THOMAS
                                            ---------------------------
                                                L. B. THOMAS
                                                Vice President

Attest

/s/ SUE E. BADBERG
----------------------------
    SUE BADBERG,
    Assistant Secretary

                                                                     EXHIBIT 3.1


                                   EXHIBIT "A"

                                   ARTICLE IV

                                AUTHORIZED SHARES

                                (FIRST PARAGRAPH)

         The total number of shares which this corporation shall have authority to issue is Six Hundred Eighteen Million Fifty Thousand (618,050,000) shares, divided into Six Hundred Million (600,000,000) shares of Common Stock of a par value of Five Dollars ($5.00) per share; One Hundred Fifty Thousand (150,000) shares of Class B Preferred Stock of a par value of Fifty Dollars ($50.00) per share; Two Hundred Fifty Thousand (250,000) shares of Class C Preferred Stock of a par value of One Hundred Dollars ($100.00) per share; One Million One Hundred Thousand (1,100,000) shares of Class D Preferred Stock without par value; and Sixteen Million Five Hundred Fifty Thousand (16,550,000) shares of Class E Preferred Stock, without par value.

      THE REMAINDER OF THIS ARTICLE SHALL REMAIN UNCHANGED IN ITS ENTIRETY.

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  CONAGRA, INC.

         CONAGRA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That at a meeting of the Board of Directors of CONAGRA, INC., a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                   "RESOLVED, that the first paragraph of ARTICLE IV of the Certificate of Incorporation entitled "AUTHORIZED SHARES" be amended in accordance with Exhibit "A" attached hereto to reflect an increase in the total number of shares which this corporation shall have authority to issue from 618,050,000 shares to 1,218,050,000 shares by increasing the authorized Common Stock of a par value of Five Dollars ($5.00) from 600,000,000 shares to 1,200,000,000."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the shareholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on September 22, 1992 at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said CONAGRA, INC., has caused this Certificate to be signed by L. B. THOMAS, its Vice President, and attested to by SUE BADBERG, its Assistant Secretary, this 16th day of September, 1992.

                                         CONAGRA, INC.

                                         By: /s/ L. B. THOMAS
                                             ----------------------
                                                 L. B. THOMAS
                                                 Vice President

Attest:

/s/ SUE BADBERG
-------------------------
    SUE BADBERG,
    Assistant Secretary

                                                                     EXHIBIT 3.1



                                   EXHIBIT "A"

                                   ARTICLE IV

                                AUTHORIZED SHARES

                                (FIRST PARAGRAPH)

         The total number of shares which this corporation shall have authority to issue is One Billion Two Hundred Eighteen Million Fifty Thousand (1,218,050,000) shares, divided into One Billion Two Hundred Million (1,200,000,000) shares of Common Stock of a par value of Five Dollars ($5.00) per share; One Hundred Fifty Thousand (150,000) shares of Class B Preferred Stock of a par value of Fifty Dollars ($50.00) per share; Two Hundred Fifty Thousand (250,000) shares of Class C Preferred Stock of a par value of One Hundred Dollars ($100.00) per share; One Million One Hundred Thousand (1,100,000) shares of Class D Preferred Stock without par value; and Sixteen Million Five Hundred Thousand (16,550,000) shares of Class E Preferred Stock, without par value.

      THE REMAINDER OF THIS ARTICLE SHALL REMAIN UNCHANGED IN ITS ENTIRETY.

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  CONAGRA, INC.

         CONAGRA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That at a meeting of the Board of Directors of CONAGRA, INC., a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and submitting said amendment to a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                   "RESOLVED, that the Board of Directors declare it advisable that ARTICLE I of the Certificate of Incorporation entitled 'NAME' be amended to read as follows to reflect a change in this corporation's name:

                                        'ARTICLE I

                                            NAME

                       The name of the Corporation shall be ConAgra Foods, Inc.'

                   RESOLVED FURTHER, that such amendment be submitted to the stockholders of this corporation for approval at the annual meeting of the stockholders to be held on September 28, 2000; and

                   RESOLVED FURTHER, that if and when the stockholders holding the majority of the outstanding common stock of this corporation have voted in favor of such amendment, the Chief Executive Officer or a Vice President, and the Secretary or an Assistant Secretary, of this corporation are hereby authorized and directed to make, under the seal of this corporation, a certificate setting forth such amendment, and certifying that such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, as amended, and to file such certificate in the office of the Secretary of State of the State of Delaware, and such other offices as are appropriate."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the shareholders of said corporation was duly called and held, upon notice in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware on September 28, 2000 at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

                                                                     EXHIBIT 3.1


         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said CONAGRA, INC. has caused this Certificate to be signed by BRUCE C. ROHDE, its Chief Executive Officer, and attested to by JAMES P. O'DONNELL, its Corporate Secretary, this 28th day of September, 2000.

                                         CONAGRA, INC.

                                         By: /s/  BRUCE C. ROHDE
                                             ------------------------------
                                                  BRUCE C. ROHDE
                                                  Chief Executive Officer

ATTEST:

/s/ J. P. O'DONNELL
------------------------------
JAMES P. O'DONNELL
Corporate Secretary